                                                                    Exhibit 99.5

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE



                                   MAY 5, 2004



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                              $94,019,640
Aggregate Original Principal Balance                                 $94,036,824
Number of Mortgage Loans                                                 302

                                    MINIMUM      MAXIMUM       AVERAGE (1)
                                    -------      -------       -----------
Original Principal Balance         $ 56,000      $754,000      $311,380
Outstanding Principal Balance      $ 56,000      $754,000      $311,323

                                       MINIMUM            MAXIMUM       WEIGHTED AVERAGE (2)
                                       -------            -------       --------------------
Original Term (mos)                        360                360                360
Stated Remaining Term (mos)                352                357                356
Loan Age (mos)                               3                  8                  4
Current Interest Rate                    4.990%             8.126%             6.164%
Initial Interest Rate Cap(4)             1.500%             5.000%             3.502%
Periodic Rate Cap(4)                     1.000%             1.000%             1.000%
Gross Margin(4)                          4.250%             7.625%             5.440%
Maximum Mortgage Rate(4)                11.490%            14.626%            12.652%
Minimum Mortgage Rate(4)                 4.990%             8.126%             6.168%
Months to Roll(4)                     1600.000%          5700.000%          2900.000%
Original Loan-to-Value                   45.00%             95.00%             81.97%
Credit Score (3)                           610                798                680

                                EARLIEST            LATEST
                                --------            ------
Maturity Date                   08/01/33           01/01/34


LIEN POSITION                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
1st Lien                               100.00%
2nd Lien                                 0.00


YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------------             ------------------------
2003                                   100.00%


OCCUPANCY                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Primary                                 97.72%
Second Home                              1.46
Investment                               0.82


LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
------------                    ------------------------
Purchase                                67.52%
Refinance - Rate/Term                    8.54
Refinance - Cashout                     23.94


LOAN TYPE                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Fixed Rate                               0.00%
ARM                                    100.00


PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
Single Family                           66.92%
Rowhouse                                 0.00
Townhouse                                0.00
Condominium                             14.94
Two- to Four-Family                      3.03
Manufactured Housing                     0.00
Planned Unit Development                15.11


AMORTIZATION TYPE               PERCENT OF MORTGAGE POOL
-----------------               ------------------------
Fully Amortizing                        0.00%
Interest Only                         100.00
Balloon                                 0.00


(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                       AGGREGATE                               WEIGHTED      AVERAGE       WEIGHTED       PERCENT
                                       PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE        FULL OR
RANGE OF              NUMBER OF         BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE       ORIGINAL     ALTERNATIVE
MORTGAGE RATES      MORTGAGE LOANS     OUTSTANDING     POOL        COUPON       SCORE      OUTSTANDING       LTV            DOC
--------------      --------------     -----------     ----        ------       -----      -----------       ---            ---
5.500% or less            34          $11,735,244      12.48%       5.398%        703        $345,154        79.37%         72.23
5.501% to 6.000%         117           38,341,121      40.78        5.865         691         327,702        81.04          81.09
6.001% to 6.500%          86           25,763,390      27.40        6.339         669         299,574        81.95          74.73
6.501% to 7.000%          46           12,547,746      13.35        6.788         660         272,777        83.29          68.79
7.001% to 7.500%          11            3,188,181       3.39        7.417         654         289,835        93.01          67.77
7.501% to 8.000%           7            2,163,707       2.30        7.817         636         309,101        87.07          71.14
8.001% to 8.500%           1              280,250       0.30        8.126         656         280,250        95.00           0.00
TOTAL:                   302          $94,019,640      100.0        6.164%        680        $311,323        81.97%         75.68

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 8.126% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.164% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED    PERCENT
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF                     NUMBER OF      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
------------------------  --------------  -----------     ----      ------    -----    -----------    ---         ---
349 to 360                      302       $94,019,640    100.00%     6.164%     680     $311,323     81.97%          75.68%
TOTAL:                          302       $94,019,640    100.00%     6.164%     680     $311,323     81.97%          75.68%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                    AGGREGATE                                                            WEIGHTED
                                                    PRINCIPAL              PERCENT OF            WEIGHTED                 AVERAGE
RANGE OF ORIGINAL MORTGAGE          NUMBER OF       BALANCE                 MORTGAGE             AVERAGE                  CREDIT
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS    OUTSTANDING                POOL               COUPON                   SCORE
-----------------------          --------------    -----------                ----               ------                   -----
$50,001 to $100,000                     4          $   300,542                 0.32%                6.228%                  672
$100,001 to $150,000                   23            2,954,809                 3.14                 6.452                   689
$150,001 to $200,000                   33            5,934,566                 6.31                 6.212                   666
$200,001 to $250,000                   46           10,329,993                10.99                 6.217                   667
$250,001 to $300,000                   49           13,505,494                14.36                 6.166                   680
$300,001 to $350,000                   44           14,297,780                15.21                 6.236                   681
$350,001 to $400,000                   34           12,762,753                13.57                 6.079                   684
$400,001 to $450,000                   25           10,540,636                11.21                 6.148                   679
$450,001 to $500,000                   22           10,483,693                11.15                 6.171                   683
$500,001 to $550,000                    8            4,310,334                 4.58                 5.980                   692
$550,001 to $600,000                    9            5,261,042                 5.60                 5.998                   694
$600,001 to $650,000                    3            1,883,997                 2.00                 6.358                   645
$650,001 to $700,000                    1              700,000                 0.74                 5.990                   651
$750,001 to $800,000                    1              754,000                 0.80                 5.990                   759
TOTAL:                                302          $94,019,640               100.00%                6.164%                  680

                                 AVERAGE                 WEIGHTED               PERCENT
                                 PRINCIPAL               AVERAGE                FULL OR
RANGE OF ORIGINAL MORTGAGE        BALANCE                ORIGINAL             ALTERNATIVE
LOAN PRINCIPAL BALANCES         OUTSTANDING                LTV                     DOC
-----------------------         -----------                ---                     ---
$50,001 to $100,000             $    75,135                84.13%               100.00%
$100,001 to $150,000                128,470                81.19                 73.58
$150,001 to $200,000                179,835                82.02                 85.16
$200,001 to $250,000                224,565                81.14                 80.71
$250,001 to $300,000                275,622                81.48                 86.02
$300,001 to $350,000                324,950                84.04                 79.60
$350,001 to $400,000                375,375                82.10                 73.08
$400,001 to $450,000                421,625                82.38                 68.11
$450,001 to $500,000                476,532                82.07                 72.61
$500,001 to $550,000                538,792                81.39                 61.84
$550,001 to $600,000                584,560                77.56                 55.43
$600,001 to $650,000                627,999                85.63                100.00
$650,001 to $700,000                700,000                82.35                100.00
$750,001 to $800,000                754,000                80.00                  0.00
TOTAL:                          $   311,323                81.97%                75.68%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $56,999 to approximately $754,000 and the average outstanding principal balance of the Mortgage Loans was approximately $311,323.

PRODUCT TYPES


                                      AGGREGATE                                WEIGHTED        AVERAGE       WEIGHTED     PERCENT
                                      PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE        PRINCIPAL      AVERAGE      FULL OR
                     NUMBER OF         BALANCE       MORTGAGE      AVERAGE      CREDIT         BALANCE       ORIGINAL   ALTERNATIVE
PRODUCT TYPES      MORTGAGE LOANS    OUTSTANDING       POOL        COUPON       SCORE        OUTSTANDING       LTV          DOC
-------------      --------------    -----------       ----        ------       -----        -----------       ---          ---
2/28 LIBOR Loans        220          $68,897,021       73.28%       6.155%         677       $   313,168      81.91%       75.47%
3/27 LIBOR Loans          1              754,000        0.80        5.990          759           754,000      80.00         0.00
5/25 LIBOR Loans         81           24,368,619       25.92        6.196          684           300,847      82.21        78.60
TOTAL:                  302          $94,019,640      100.00%       6.164%         680       $   311,323      81.97%       75.68%

ADJUSTMENT TYPE


                                      AGGREGATE                                WEIGHTED        AVERAGE       WEIGHTED     PERCENT
                                      PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE        PRINCIPAL      AVERAGE      FULL OR
                     NUMBER OF         BALANCE       MORTGAGE      AVERAGE      CREDIT         BALANCE       ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE    MORTGAGE LOANS    OUTSTANDING       POOL        COUPON       SCORE        OUTSTANDING       LTV          DOC
---------------    --------------    -----------       ----        ------       -----        -----------       ---          ---
ARM                     302          $94,019,640      100.00%       6.164%         680       $   311,323      81.97%      75.68%
TOTAL:                  302          $94,019,640      100.00%       6.164%         680       $   311,323      81.97%      75.68%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                                WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                                         PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL       AVERAGE     FULL OR
RANGE OF ORIGINAL        NUMBER OF        BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE       ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING      POOL         COUPON       SCORE     OUTSTANDING       LTV         DOC
--------------------   --------------   -----------      ----         ------       -----     -----------       ---         ---
50.00% or less               1             $134,241       0.14%        6.751%        638       $134,241       45.00%     100.00%
55.01% to 60.00%             1              210,000        0.22         6.750        621        210,000        60.00      100.00
65.01% to 70.00%             4            1,878,644        2.00         5.828        708        469,661        68.87      100.00
70.01% to 75.00%             5            1,879,058        2.00         6.296        661        375,812        74.06       68.11
75.01% to 80.00%           219           67,105,552       71.37         6.032        681        306,418        79.93       73.82
80.01% to 85.00%            14            5,047,619        5.37         6.243        673        360,544        83.36       84.05
85.01% to 90.00%            30            9,511,585       10.12         6.475        676        317,053        89.66       72.19
90.01% to 95.00%            28            8,252,941        8.78         6.855        683        294,748        94.80       84.86
TOTAL:                     302          $94,019,640     100.00%        6.164%        680       $311,323       81.97%      75.68%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 45.00% to 100.00%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED     PERCENT
                                          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE      FULL OR
GEOGRAPHIC            NUMBER OF           BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
DISTRIBUTION        MORTGAGE LOANS      OUTSTANDING       POOL       COUPON     SCORE       OUTSTANDING       LTV           DOC
------------        --------------      -----------       ----       ------     -----       -----------       ---           ---
Arizona                    19            $4,310,268       4.58%       6.509%      672        $226,856         83.49%       70.86%
California                261            85,001,328       90.41        6.131      680         325,676         81.80        75.84
Colorado                    4               706,726        0.75        5.799      716         176,681         83.46       100.00
Florida                     3               453,077        0.48        7.167      643         151,026         89.03        76.90
Maryland                    2               388,800        0.41        6.174      658         194,400         80.00       100.00
Minnesota                   1               175,497        0.19        5.875      706         175,497         90.00       100.00
Nevada                      8             2,150,294        2.29        6.502      678         268,787         81.50        64.99
Oregon                      1               128,250        0.14        6.500      778         128,250         95.00       100.00
Texas                       1               184,400        0.20        5.990      692         184,400         80.00       100.00
Virginia                    2               521,000        0.55        7.038      667         260,500         87.94        58.39
TOTAL:                    302           $94,019,640     100.00%       6.164%      680        $311,323        81.97%       75.68%

No more than approximately 3.25% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE     AVERAGE       CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS   OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV          DOC
------------              --------------   -----------      ----        ------       -----     -----------      ---          ---
Purchase                        204        $63,482,343      67.52%      6.067%        685       $311,188      81.04%        74.48%
Refinance - Cashout              70         22,511,705      23.94       6.439         667        321,596      84.09         77.78
Refinance - Rate Term            28          8,025,592       8.54       6.158         673        286,628      83.40         79.24
TOTAL:                          302        $94,019,640     100.00%      6.164%        680       $311,323      81.97%        75.68%

PROPERTY TYPE


                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE     AVERAGE       CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS   OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV          DOC
-------------             --------------   -----------      ----        ------       -----     -----------      ---          ---
Single Family Detached          191        $62,919,890      66.92%      6.153%        678       $329,424      82.11%        75.42%
Condominium                      54         14,043,271      14.94       6.111         688        260,061      81.43         76.12
Two-to-Four Family               10          2,850,738       3.03       6.589         690        285,074      80.77         90.17
Planned Unit Development         47         14,205,740      15.11       6.182         679        302,250      82.13         73.44
TOTAL:                          302        $94,019,640     100.00%      6.164%        680       $311,323      81.97%        75.68%


DOCUMENTATION


                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                              NUMBER OF        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
DOCUMENTATION               MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV          DOC
-------------               --------------   -----------      ----        ------     -----     -----------      ---          ---
Full Documentation                216        $64,645,587      68.76%      6.090%      681       $299,285      81.97%       100.00%
Limited Documenation               42         15,342,393      16.32       6.064       680        365,295      80.96          0.00
Full/Alt Documentation             19          6,504,779       6.92       6.567       668        342,357      82.08        100.00
Lite Documentation                 20          6,464,932       6.88       6.533       683        323,247      84.20          0.00
Streamlined Documentation           4            753,452       0.80       7.190       653        188,363      79.19          0.00
Stated Documentation                1            308,497       0.33       7.875       627        308,497      90.00          0.00
TOTAL:                            302        $94,019,640     100.00%      6.164%      680       $311,323      81.97%        75.68%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
OCCUPANCY               MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
---------               --------------   -----------        ----        ------     -----     -----------      ---           ---
Primary                       293        $91,873,459        97.72%      6.160%      679       $313,561       81.87%        75.93%
Second Home                     7          1,377,220         1.46       6.195       728        196,746       84.83         45.20
Investment                      2            768,961         0.82       6.642       708        384,481       88.52        100.00
TOTAL:                        302        $94,019,640       100.00%      6.164%      680       $311,323       81.97%        75.68%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
MORTGAGE LOAN AGE         NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
(MONTHS)                MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
--------                --------------   -----------        ----        ------     -----     -----------      ---           ---
3                              83        $25,037,958        26.63%       6.141%      680       $301,662       82.16%        81.13%
4                              89         26,462,129        28.15        6.114       676        297,327       81.37         76.31
5                              76         24,942,256        26.53        6.271       683        328,188       82.69         67.96
6                              46         15,174,497        16.14        6.152       679        329,880       81.63         80.44
7                               7          2,131,600         2.27        5.929       687        304,514       81.42         69.75
8                               1            271,200         0.29        5.875       736        271,200       80.00          0.00
TOTAL:                        302        $94,019,640       100.00%       6.164%      680       $311,323       81.97%        75.68%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
ORIGINAL PREPAYMENT       NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
PENALTY TERM            MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
------------            --------------   -----------        ----        ------     -----     -----------      ---           ---
None                           11        $ 3,047,459         3.24%      6.620%       668       $277,042       79.00%        60.92%
12 Months                      10          2,943,055         3.13       6.545        653        294,305       81.89         83.67
24 Months                     239         74,918,865        79.68       6.148        680        313,468       82.06         77.59
36 Months                      42         13,110,261        13.94       6.067        686        312,149       82.18         66.38
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES


                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
RANGE OF                  NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
CREDIT SCORES           MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
-------------           --------------   -----------        ----        ------     -----     -----------      ---           ---
610 to 625                     19         $5,853,773         6.23%      6.564%       621       $308,093       81.39%        77.23%
626 to 650                     73         21,605,145        22.98       6.459        638        295,961       82.15         70.59
651 to 675                     68         20,511,214        21.82       6.184        662        301,636       81.75         77.05
676 to 700                     55         18,207,702        19.37       6.075        687        331,049       81.35         78.99
701 to 725                     43         13,320,725        14.17       5.900        715        309,784       82.48         80.69
726 to 750                     26          8,587,093         9.13       5.943        738        330,273       83.67         68.42
751 to 775                     12          4,413,137         4.69       5.738        761        367,761       80.89         73.74
776 to 798                      6          1,520,850         1.62       6.027        782        253,475       81.13         86.53
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 610 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 680.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADE

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
CREDIT GRADE            MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
------------            --------------   -----------        ----        ------     -----     -----------      ---           ---
AA                            225        $71,962,687        76.54%      6.078%       692       $319,834       82.07%        76.33%
A                              77         22,056,953        23.46       6.445        641        286,454       81.64         73.53
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
RANGE OF                  NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
GROSS MARGINS           MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
-------------           --------------   -----------        ----        ------     -----     -----------      ---           ---
4.001% to 4.500%                3           $614,241         0.65%      6.319%       640       $204,747       71.34%        54.42%
4.501% to 5.000%               90         29,838,644        31.74       5.908        690        331,540       80.52         77.96
5.001% to 5.500%               89         26,984,260        28.70       5.985        683        303,194       80.51         78.21
5.501% to 6.000%               63         19,232,268        20.46       6.220        668        305,274       81.69         77.38
6.001% to 6.500%               37         11,738,708        12.49       6.622        677        317,262       85.58         66.26
6.501% to 7.000%               11          3,170,926         3.37       7.096        666        288,266       90.91         77.46
7.001% to 7.500%                8          2,080,593         2.21       7.658        652        260,074       92.07         46.73
7.501% to 8.000%                1            360,000         0.38       5.750        742        360,000       90.00        100.00
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.250% per annum to 7.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.440% per annum.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
RANGE OF MAXIMUM          NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
MORTGAGE RATES          MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
--------------          --------------   -----------        ----        ------     -----     -----------      ---           ---
12.000% or less                36        $12,342,471        13.13%      5.439%       701       $342,846       79.41%        73.59%
12.001% to 12.500%            118         38,524,695        40.98       5.871        692        326,480       81.04         81.18
12.501% to 13.000%             85         25,744,590        27.38       6.345        668        302,878       81.96         73.23
13.001% to 13.500%             44         11,775,746        12.52       6.799        661        267,631       83.51         69.97
13.501% to 14.000%             11          3,188,181         3.39       7.417        654        289,835       93.01         67.77
14.001% to 14.500%              7          2,163,707         2.30       7.817        636        309,101       87.07         71.14
14.501% to 15.000%              1            280,250         0.30       8.126        656        280,250       95.00          0.00
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.490% per annum to 14.626% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 12.652% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------


NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
NEXT ADJUSTMENT DATE    MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV           DOC
--------------------    --------------   -----------        ----        ------     -----     -----------      ---           ---
August 2005                     1           $271,200         0.29%      5.875%       736       $271,200       80.00%         0.00%
September 2005                  5          1,567,600         1.67       5.875        675        313,520       79.02         58.87
October 2005                   28          9,942,987        10.58       6.104        679        355,107       81.19         82.83
November 2005                  53         16,566,879        17.62       6.359        675        312,583       83.48         67.68
December 2005                  69         20,625,157        21.94       6.084        674        298,915       81.18         76.75
January 2006                   64         19,923,199        21.19       6.110        682        311,300       81.96         79.29
November 2006                   1            754,000         0.80       5.990        759        754,000       80.00          0.00
September 2008                  2            564,000         0.60       6.077        721        282,000       88.09        100.00
October 2008                   19          5,759,510         6.13       6.197        683        303,132       82.24         78.11
November 2008                  21          7,093,377         7.54       6.136        690        337,780       81.33         73.44
December 2008                  20          5,836,972         6.21       6.220        685        291,849       82.03         74.78
January 2009                   19          5,114,759         5.44       6.263        673        269,198       82.94         88.30
TOTAL:                        302        $94,019,640       100.00%      6.164%       680       $311,323       81.97%        75.68%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.